SECURITIES ACT FILE NO. 33-52742

INVESTMENT COMPANY ACT FILE NO. 811-7238

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 99	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 100	[X]

SUNAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

(Address of Principal Executive Offices) (Zip Code)

(800.858.8850)

(Registrant’s Telephone Number, including area code)

Kathleen D. Fuentes, Esq.

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

(Name and Address for Agent for Service)

Copy to:

Manda Ghaferi, Esq.

AIG Consumer Insurance

21650 Oxnard Street, 10th Floor

Woodland Hills, CA 91367

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[   ]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[   ]  on (date), pursuant to paragraph (b) of Rule 485

[   ]  60 days after filing pursuant to paragraph (a)(1)

[   ]  on (date), pursuant to paragraph (a)(1)

[X] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to the SA Goldman Sachs Multi-Asset Insights Portfolio, the SA T. Rowe Price Asset Allocation Growth Portfolio, the SA VCP Index Allocation Portfolio and the SA Fixed Income Intermediate Index Portfolio.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 21, 2017

PROSPECTUS

[  ], 2017

SUNAMERICA SERIES TRUST

(Class 1 and Class 3 Shares)

SA Goldman Sachs Multi-Asset Insights Portfolio

SA T. Rowe Price Asset Allocation Growth Portfolio

SA VCP Index Allocation Portfolio

SA Fixed Income Intermediate Index Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO SUMMARY: SA GOLDMAN SACHS MULTI-ASSET INSIGHTS PORTFOLIO

Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.50%	0.50%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Portfolio Operating Expenses	1.22%	1.47%
Fee Waivers and/or Expense Reimbursements[2]	0.39%	0.39%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.83%	1.08%

[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” have been estimated because the Portfolio had not commenced operations as of the date of this Prospectus.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class 1 Shares	$ 85	$ 349
Class 3 Shares	$ 110	$ 427

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal through strategically and dynamically allocating its assets to various equity and fixed income asset classes. Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its assets to equity exposure and approximately 30% of its assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 60%-80% of its net assets and its allocation to fixed income exposure may range from approximately 20%-40% of its net assets.

The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range, including securities of issuers located in emerging markets. The Portfolio’s ability to invest in both U.S. and non-U.S. securities allows it to diversify its assets across different geographic regions. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also obtain exposure to equity securities by investing in exchange-traded funds (“ETFs”).

The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, high-yield debt securities (junk bonds), mortgage-backed and asset-backed securities, convertible notes, money market instruments and/or cash or cash equivalents. The Portfolio may also obtain exposure to fixed income securities by investing in ETFs.

The Portfolio may invest in derivatives, such as equity index futures, interest rate futures, interest rate swaps, credit default swaps and forward foreign currency exchange contracts for hedging and non-hedging purposes, as well as to increase the return on its portfolio investments.

The Portfolio will adjust its equity/fixed income exposure +/- 10%, as described above, based on market and macroeconomic views of Goldman Sachs Asset Management L.P., the Portfolio’s subadviser (“GSAM”). GSAM will implement such adjustment by reallocating across equity and fixed income securities and through the use of ETFs and derivatives.

In managing the Portfolio, GSAM applies a proprietary factor-based risk budgeting approach to develop a strategic allocation across the various asset classes. To establish a diversified strategic asset allocation, GSAM seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, market cap, interest rate, emerging markets, commodity, equity style, momentum and active risk. The resulting strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity and fixed income asset classes. Within equities, securities are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.

The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE (Net Total Return) and 30% Bloomberg Barclays US Government/Credit Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, GSAM intends to dynamically adjust its exposure by making passive index investments through the use of equity and interest rate futures and ETFs, if required by the risk management parameters established by SunAmerica. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on the subadviser’s skill in determining the Portfolio’s asset class allocations. Although allocation among different asset classes generally reduces risk, the risk remains that the subadviser may favor an asset class that performs poorly relative to other asset classes.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small- and Mid-Cap Companies Risk. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.

Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio is subadvised by GSAM.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Raymond Chan, CFA
Managing Director	2017
Christopher Lvoff, CFA
Managing Director	2017
Lucy Xin	2017
Vice President

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 26.

PORTFOLIO SUMMARY: SA T. ROWE PRICE ASSET ALLOCATION GROWTH PORTFOLIO

Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.37%	0.37%
Total Annual Portfolio Operating Expenses	1.07%	1.32%
Fee Waiver and/or Expense Reimbursement[2]	0.26%	0.26%
Total Annual Portfolio Operating Expense After Fee Waiver and/or Expense Reimbursement[2]	0.81%	1.06%

[1]	“Other Expenses” have been estimated because the Portfolio had not commenced operations as of the date of this Prospectus.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class 1 Shares	$ 83	$315
Class 3 Shares	$108	$393

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies of the Portfolio

Under normal market conditions, the Portfolio targets an allocation of approximately 80% of its net assets to equity strategies and approximately 20% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 70%-90% of its net assets and its allocation to fixed income strategies may range from approximately 10%-30% of its net assets.

When deciding upon overall allocations between stocks and fixed income securities, T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the subadviser’s outlook for interest rates.

When selecting particular equity securities, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, and small- to large-cap stocks. This process draws heavily upon the proprietary stock research expertise of T. Rowe Price. While the Portfolio maintains a diversified portfolio, T. Rowe Price may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, mortgage- and asset-backed securities), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 58% S&P 500® Index, 3% S&P Midcap 400® Index, 3% Russell 2000® Index, 16% MSCI EAFE and 20% Bloomberg Barclays US Government/Credit Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, T. Rowe Price intends to tactically adjust its equity and fixed income allocation if required by the risk management parameters established by SunAmerica. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on the subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the subadviser may favor an investment strategy that performs poorly relative to other investment strategies.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small- and Mid-Cap Companies Risk. Securities of small- and mid-cap companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.

Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio is subadvised by T. Rowe Price.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Robert A. Panariello, CFA, CAIA, FRM
Vice President	2017
Charles M. Shriver, CFA
Vice President	2017
Toby M. Thompson, CFA, CAIA
Vice President	2017

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 26.

PORTFOLIO SUMMARY: SA VCP INDEX ALLOCATION PORTFOLIO

Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and, secondarily, income while managing portfolio volatility.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	0.20%	0.20%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.19%	0.19%
Acquired Fund Fees and Expenses[1]	0.38%	0.38%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waiver and/or Expense Reimbursement[2]	0.11%	0.11%
Total Annual Portfolio Operating Expense After Fee Waiver and/or Expense Reimbursement[2]	0.66%	0.91%

[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” have been estimated because the Portfolio had not commenced operations as of the date of this Prospectus.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.28% and 0.53%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class 1 Shares	$ 67	$235
Class 3 Shares	$93	$314

Portfolio Turnover

The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 80% of its assets in a combination of other mutual funds (the “Underlying Portfolios”) (the “Fund-of-Funds Component”) and 20% of its assets in a combination of equity index and fixed income futures, currency forwards and equity index put options selected through the use of a “VCP” (Volatility Control Portfolio) risk management process designed to manage the volatility level of the Portfolio’s annual returns (the “Overlay Component”). SunAmerica, the Portfolio’s adviser, is responsible for managing the Fund-of-Funds Component. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, is responsible for managing the Overlay Component.

Under normal circumstances, the Fund-of-Funds Component will allocate approximately 70% of its assets (with a range of 60% to 80%) to Underlying Portfolios investing primarily in equity securities (the “Underlying Equity Portfolios”) and 30% of its assets (with a range of 20% to 40%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by SunAmerica. The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.

The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Fund-of-Funds Component may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Fund-of-Funds Component may invest a significant portion of its assets in any single Underlying Portfolio.

The following chart sets forth the Fund-of-Funds Component’s projected initial target allocations to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Fund-of-Funds Component’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by SunAmerica to the target allocations.

Underlying Portfolio	% of Fund-of- Funds Component
Equity	70%
SA Large Cap Index Portfolio	45%
SA Mid Cap Index Portfolio	7.5%
SA Small Cap Index Portfolio	5%
SA International Index Portfolio	12.5%
Fixed Income	30%
SA Fixed Income Index Portfolio	15%
SA Fixed Income Intermediate Index Portfolio	15%

The Underlying Portfolio selection is made based on the Fund-of-Funds Component’s particular asset allocation strategy. SunAmerica may adjust the Fund-of-Funds Component’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. SunAmerica intends to rebalance the Fund-of-Funds Component on an ongoing basis using cash flows; however, it reserves the right to rebalance the Fund-of-Funds Component through exchanges at any time.

The Overlay Component will utilize a systematic volatility control process to manage the risk of the Portfolio. The Portfolio targets a volatility level of 11% within a range of 10% to 14%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. T. Rowe Price expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall net equity exposure may be reduced to 20% or increased to 100% as a result of the volatility management strategy. In addition, T. Rowe Price will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.

Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.

The Portfolio’s target volatility level of 11% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

The Portfolio may also invest its assets in money market securities, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, bank deposits, asset-backed securities, mortgage-backed securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Portfolio’s money market securities holdings may serve as collateral for the Portfolio’s derivative positions and may also earn income for the Portfolio.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.

Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.

Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.

Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of securities held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.

Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.

Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.

Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).

Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by T. Rowe Price.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund-of-Funds Component of the Portfolio Since
SunAmerica
Douglas Loeffler, CFA
Senior Portfolio Manager	2017
Manisha Singh, CFA
Portfolio Manager	2017

Name and Title	Portfolio Manager of the Overlay Component of the Portfolio Since
T. Rowe Price
Anna A. Dreyer, PhD, CFA
Vice President	2017
Charles M. Shriver, CFA
Vice President	2017
Toby M. Thompson, CFA, CAIA	2017
Vice President

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 26.

PORTFOLIO SUMMARY: SA FIXED INCOME INTERMEDIATE INDEX PORTFOLIO

Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.38%	0.63%
Fee Waivers and/or Expense Reimbursements[2]	0.04%	0.04%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.34%	0.59%

[1]	“Other Expenses” have been estimated because the Portfolio had not commenced operations as of the date of this Prospectus.
[2]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed, for the period from the Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.34% and 0.59%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. This agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and fee waivers remain in effect only for the period ending April 30, 2019. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
Class 1 Shares	$ 35	$ 118
Class 3 Shares	$ 60	$ 198

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years.

SunAmerica may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that SunAmerica, the Portfolio’s investment adviser, determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.

Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, SunAmerica believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Redemption Risk. The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.

Failure to Match Index Performance. The ability of the Portfolio to replicate the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, and portfolio expenses. When the Portfolio employs a “replication” or “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance Information

Since the Portfolio has not been in operation for a full calendar year, no performance information is available.

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Timothy Campion
Lead Portfolio Manager	2017
Andrew Sheridan
Co-Portfolio Manager	2017
Jane Bayar Algieri
Co-Portfolio Manager	2017

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 26.

IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolios’ net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract for additional information about purchases and redemptions of the Portfolios’ shares.

Tax Information

The Portfolios will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as underlying investment options for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS’ INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have identified below those non-principal investments and the risks associated with such investments. Refer to the Glossary for a description of these non-principal investments and risks. In addition, the Glossary contains additional information about the Portfolios’ principal investments and risks identified in their respective Portfolio Summaries.

From time to time, the SA Goldman Sachs Multi-Asset Insights Portfolio, the SA T. Rowe Price Asset Allocation Growth Portfolio and the SA VCP Index Allocation Portfolio may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goal.

In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).

Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.

The principal investment goal and strategies for each of the Portfolios in this Prospectus are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.

SA Fixed Income Intermediate Index Portfolio. The Portfolio may invest in exchange traded funds (“ETFs”) that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:

•	ETF Risk
•	Futures Risk

SA VCP Index Allocation Portfolio. The Portfolio may invest in ETFs. The Portfolio may use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Portfolio may invest in foreign fixed income securities, including securities of emerging market issuers. Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	ETF Risk
•	Futures Risk
•	Leverage Risk

GLOSSARY

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRS are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified security or an index.

An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. See definition of “Foreign securities” for additional information.

Equity securities. Equity securities such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Exchange Traded Funds (“ETFs”) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by SunAmerica or a subadviser). The two best-known debt rating agencies are S&P Global Ratings (“S&P”) and Moody’s Investor Service (“Moody’s”). Investment grade refers to any security rated “BBB-” or above by S&P or Fitch Ratings, or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by SunAmerica or a subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they are expected to be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by (i) foreign governments or their agencies and instrumentalities, and (ii) companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue or profits from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country. Foreign securities include, but are not limited to, foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies, ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser.

A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Illiquid/Restricted securities. These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. A Portfolio or Underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted on a Portfolio’s or Underlying Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 1000® Index was approximately $2.4 billion to $813.9 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on May 12, 2017, the market capitalization range of the companies in the Russell Midcap® Index was $2.4 billion to $29.4 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on May 12, 2017, the market capitalization range of the companies in the Russell 2000® Index was $144 million to $4.4 billion.

“Net assets” when referred to under “Investment Goal” and “Principal Investment Strategies of the Portfolio” for a Portfolio takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk. A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.

Affiliated Fund Rebalancing Risk. A Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.

Asset Allocation Risk. A Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.

With respect to a Portfolio that invests in Underlying Portfolios, the Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.

Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk. The risk that an issuer will default on interest or principal payments. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative instruments have become increasingly important in the field of finance. Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment.

A Portfolio is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, a Portfolio must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. Generally, under current law, a Portfolio must set aside liquid assets equal to the full notional value for derivative contracts that are not contractually required to “cash-settle.” For derivative contracts that are contractually required to cash-settle, a Portfolio generally only needs to set aside liquid assets in an amount equal to a Portfolio’s daily marked-to-market net obligation rather than the contract’s full notional value. A Portfolio reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder.

Special Risks of Forwards. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore, a Portfolio will not receive any benefit of CFTC or Securities Exchange Commission (“SEC”) regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.

Special Risks of Options. A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell over-the-counter (“OTC”) options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.

Special Risks of Swaps. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter swaps with a Portfolio. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with over-the-counter swaps will be phased-in over the next few years. The implementation of these requirements with respect to over-the-counter swaps, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading (discussed above) and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Portfolio.

Emerging Markets Risk. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).

Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Certain Portfolios are indirectly exposed to this risk through its investments in futures contracts and other derivatives.

ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. See “Investment Company Risk.”

Failure to Match Index Performance. The ability of a Portfolio to replicate the performance of an index that it tracks may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, and portfolio expenses. When the Portfolio employs a “replication” or “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching a Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

Fund-of-Funds Risk. The costs of investing in certain Portfolios, as funds-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Indexing Risk. Certain Portfolios are passively-managed to an index and, as a result, a Portfolio generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively-managed mutual fund.

Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so a Portfolio faces a heightened risk that interest rates may rise. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations.

Investment Company Risk. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “ETF Risk.”

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk. A Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. A Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Management Risk. A Portfolio is subject to management risk because it is an actively managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Market Risk. A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

“Passively Managed” Strategy Risk. A Portfolio or Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.

Redemption Risk. A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.

Risk of Conflict with Insurance Company Interests – Risk Management. Managing a Portfolio’s risks relative to its benchmark index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the affiliated insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.

Risk of Conflict with Insurance Company Interests – Volatility Management. Managing a Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.

Risk of Investing in Bonds. As with any fund that invests significantly in bonds, the value of your investment in a Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds. Certain Portfolios may invest in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Risk of Investing in Money Market Securities. Because a Portfolio invests in high-quality short-term obligations (“money market securities”), it may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Small- and Mid-Cap Companies Risk. Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, small- and mid-cap companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Underlying Portfolios Risk. The risks of a Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that a Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that a Portfolio will deliver competitive returns. The use of derivatives in connection with a Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage a Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. A Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. A Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate a Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of a Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).

Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by a Portfolio is not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant or right.

About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The MSCI EAFE Index (net)* is an equity index which captures large and mid-cap representation across developed market countries, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap stocks.

The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States.

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

*	The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

MANAGEMENT

Information about the Investment Adviser and Manager

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $83.9 billion as of March 31, 2017. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios will be available in the Trust’s [Semi-]Annual Report to shareholders for the period ended [    ].

In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

Management Fee. As compensation for its services in managing each Portfolio, SunAmerica receives a monthly fee, before any advisory fee waivers, at an annual rate equal to the following percentage of average daily net assets:

SA Fixed Income Intermediate Index Portfolio	Fee
Net Assets	0.300%

SA Goldman Sachs Multi-Asset Insights Portfolio	Fee
First $500 million	0.700%
Next $500 million	0.675%
Thereafter	0.665%

SA T. Rowe Price Asset Allocation Growth Portfolio	Fee
First $400 million	0.700%
Next $500 million	0.685%

Next $1 billion	0.660%
Thereafter	0.635%

SA VCP Index Allocation Portfolio	Fee
First $500 million	0.200%
Thereafter	0.175%

Waivers and Reimbursements. Pursuant to Expense Limitation Agreements, SunAmerica has contractually agreed, for the period from each Portfolio’s inception through April 30, 2019, to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses for each class of each Portfolio exceed the following percentage:

Portfolio	Class 1	Class 3
SA Fixed Income Intermediate Index Portfolio	0.34%	0.59%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.81%	1.06%
SA T. Rowe Price Asset Allocation Growth Portfolio	0.81%	1.06%
SA VCP Index Allocation Portfolio	0.28%	0.53%

For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. Each agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Information about the Investment Adviser’s Management of Certain Portfolios

SunAmerica is responsible for making the day-to-day investment decisions for the SA Fixed Income Intermediate Index Portfolio and the Fund-of-Funds Component of the SA VCP Index Allocation Portfolio.

The SA Fixed Income Intermediate Index Portfolio is managed by a team consisting of Timothy Campion, Andrew Sheridan and Jane Bayar Algieri, with Mr. Campion serving as team leader. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SunAmerica. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SunAmerica in 2012. Prior to joining SunAmerica, he was Vice President and Portfolio Manager at PineBridge Investments, LLC since 1999. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SunAmerica in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SunAmerica research team, covering the technology industry. Ms. Bayar joined SunAmerica in 2004. She is a Portfolio Manager on index funds. Previously at SunAmerica, Ms. Bayar was an equity analyst and assistant portfolio manager on fixed income funds.

The Fund-of-Funds Component of the SA VCP Index Allocation Portfolio is managed by is managed by Douglas Loeffler, CFA and Manisha Singh, CFA. Mr. Loeffler joined American International Group, Inc. (“AIG”) in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, California. In this role Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SunAmerica, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager for the Portfolio’s Fund-of-Funds Component. Ms. Singh joined AIG in June 2017 as co-Portfolio Manager for SunAmerica’s asset allocation portfolios. Previously, she served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. In that role she was a portfolio manager for a suite of discretionary fund-of-funds portfolios, and a senior manager research analyst for unaffiliated mutual funds and separately managed accounts. At Ameriprise, Manisha also served as senior performance analyst in the Performance Analytics group in the asset management organization. In her past career, Manisha was a senior consultant and software programmer with Cognizant Technology Solutions Corp., a global IT Consulting company. She earned her Bachelors in Computer Engineering degree from R.V. College of Engineering, Bangalore, India and her MBA degree from the University of Chicago’s Booth School of Business. She is a CFA charterholder.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SunAmerica compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of the subadvisory agreements for the Portfolios is available in the Trust’s [Semi-]Annual Report to shareholders for the period ending [    ].

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

Goldman Sachs Asset Management L.P. (GSAM) is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman”). As of March 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.17 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.

The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Raymond Chan, CFA, Christopher Lvoff, CFA and Lucy Xin.

Raymond Chan is a managing director in the Global Portfolio Solutions Group (GPS), based in New York. Raymond is head of the Markets team within GPS and is also a senior portfolio manager. Previously, Raymond was a member of the Cross Asset Solutions and Pension Endowment and Foundations groups within the Securities Division, where he developed and implemented customized investing and hedging solutions for institutional clients. Prior to that, he worked in the Finance and Strategy group of the Investment Management Division. Raymond first joined Goldman Sachs in 2004 as an associate in the Investment Management division. He was named managing director in 2012. Before joining the firm, Raymond worked as a management consultant specializing in financial services at Oliver, Wyman and Company. Raymond earned an AB magna cum laude in biochemistry from Harvard

College, and an MBA in finance from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Christopher Lvoff is a managing director in the Global Portfolio Solution Group (GPS), based in New York, where he is a senior portfolio manager. Previously, Christopher was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Christopher joined Goldman Sachs in 2007 and was named managing director in 2016. Prior to joining Goldman Sachs, Christopher worked as an actuarial consultant at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Christopher received a BS in economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder.

Lucy Xin is a vice president in the Global Portfolio Solutions Group (GPS), based in New York. where she focuses on customized multi-asset class portfolio solutions, implementation ,and risk management for retail and institutional marketplaces. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. The GPS Group serves clients globally from offices located in New York, Bengaluru, London, Salt Lake City, and Tokyo. Before joining Goldman Sachs in 2011, she received a BA in art history and earth sciences from Columbia University.

T. Rowe Price Associates, Inc. (T. Rowe Price) is located at 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. As of March 31, 2017, T. Rowe Price had approximately $861.6 billion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts.

The SA T. Rowe Price Asset Allocation Growth Portfolio is managed by Robert A. Panariello, CFA, CAIA, FRM, Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA.

Robert Panariello is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price, and a quantitative analyst in the Asset Allocation Group, with research, product development, and portfolio management responsibilities. He is an Investment Advisory Committee member of the Global Allocation Fund. Robert joined the firm in 2005. He earned a B.S. and an M.S.E. in applied mathematics and statistics and an M.S.E. in financial mathematics, all from Johns Hopkins University. Robert has also earned the CFA, Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA) designations.

Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. Mr. Shriver earned a B.A. in economics and rhetoric/communications studies from the University of Virginia, an M.S.F. in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the CFA designation.

Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Prior to joining the firm in 2010, Mr. Thompson served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Mr. Thompson was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Mr. Thompson earned a B.S. in business and economics from Towson University and an M.B.A. in finance from Loyola University Maryland. He has earned his CFA and Chartered Alternative Investment Analyst (CAIA) designations.

The Overlay Component of the SA VCP Index Allocation Portfolio is managed by Charles M. Shriver, CFA, Anna A. Dreyer, PhD., CFA and Toby M. Thompson, CFA, CAIA.

Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. Mr. Shriver earned a B.A. in economics and rhetoric/communications studies from the University of Virginia, an M.S.F. in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the CFA designation.

Anna Dreyer is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. She is a quantitative analyst and portfolio manager within the T. Rowe Price Asset Allocation Group. She serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Anna joined the firm in 2008. She earned a B.S. and an M.Eng. in electrical engineering and computer science, with a minor in economics, and a Ph.D. in biomedical engineering, all from the Massachusetts Institute of Technology (MIT). Ms. Dreyer has also earned the CFA designation.

Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. Prior to joining the firm in 2010, Mr. Thompson served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Mr. Thompson was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Mr. Thompson earned a B.S. in business and economics from Towson University and an M.B.A. in finance from Loyola University Maryland. He has earned his CFA and Chartered Alternative Investment Analyst (CAIA) designations.

Information about the Distributor

AIG Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 and Class 3 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 3 shares of each Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically approved and revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the securities. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity index futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

If trading is halted or restricted on the NYSE or under other emergency conditions as determined by the SEC, the Portfolios may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.

The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Portfolios.

Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time because the Portfolios have not commenced operations prior to the date of this Prospectus.

FOR MORE INFORMATION

The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:

•	Annual and Semi-Annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

•	Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolios as investment options. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s website at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 21, 2017

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

[            ], 2017

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 55 portfolios. This Statement of Additional Information (“SAI”) relates to the following 4 portfolios:

SA Fixed Income Intermediate Index Portfolio

SA Goldman Sachs Multi-Asset Insights Portfolio

SA T. Rowe Price Asset Allocation Growth Portfolio

SA VCP Index Allocation Portfolio

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1 and Class 3 only) of the SA Fixed Income Intermediate Index Portfolio, SA Goldman Sachs Multi-Asset Insights Portfolio, SA T. Rowe Price Asset Allocation Growth Portfolio and SA VCP Index Allocation Portfolio (each, a “Portfolio”), dated [                    ], 2017. This SAI expands upon and supplements the information contained in the current Prospectus. This SAI incorporates the Prospectus by reference. You may request a copy of the Prospectus at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

P.O. BOX 15570

AMARILLO, TEXAS 79105-5570

(800) 445-7862

i

THE TRUST

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 55 separate portfolios, four of which (SA Fixed Income Intermediate Index Portfolio, SA Goldman Sachs Multi-Asset Insights Portfolio, SA T. Rowe Price Asset Allocation Growth Portfolio and SA VCP Index Allocation Portfolio) are described herein. The other portfolios are discussed in separate statements of additional information. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”).

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”). AGL, USL and VALIC (the “Life Companies”) are indirect, wholly-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation.

The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board of Trustees” or the “Board”) approved the addition of each of the SA Fixed Income Intermediate Index Portfolio, the SA Goldman Sachs Multi-Asset Insights Portfolio, the SA T. Rowe Price Asset Allocation Growth Portfolio and the SA VCP Index Allocation Portfolio on June 13, 2017, each of which has not commenced operations as of the date of this SAI.

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Goldman Sachs Asset Management L.P. (“GSAM”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).

Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 1 and 3 shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio are subject only to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 3 shares; and (iv) Class 1 shares of each Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. Neither Class 1 nor Class 3 shares are currently being charged distribution fees. The Board may establish additional portfolios or classes in the future.

INVESTMENT OBJECTIVES AND POLICIES

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus.

The following information supplements the information contained in the Prospectus and also provides information concerning investments the Portfolios may make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase.

We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

SUPPLEMENTAL GLOSSARY

ADRS, GDRS, and EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Bank Capital Securities. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Borrowing. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”), permits each Portfolio to borrow up to 33  1⁄3% of its total assets from banks. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge up to 33  1⁄3% of its total assets to secure such borrowings.

In the event that asset coverage for a Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser or Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share (“NAV”) and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican

Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in “over-the-counter” (“OTC”) secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities. However an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Counterparty and Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

A Currency Basket consists of specified amounts of currencies of certain foreign countries.

Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed OTC markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures.”

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio. See also “Foreign Securities.”

A Portfolio may invest in local Chinese securities, referred to as China A-Shares, of certain Chinese companies listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the Shanghai Stock Exchange and the China Securities Depository Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

Stock Connect, which launched in November 2014, is a new program, and the regulations governing it are untested and subject to change. In addition, there is no certainty as to how these regulations will be applied or interpreted. Significant risks exist with respect to investing in China A-Shares through Stock Connect. China A-Shares may only be bought from, or sold to, a Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, a Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit a Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit a Portfolio’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Trading through Stock Connect is subject to aggregate and daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for China A-Shares through Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. China A-Shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferrable. Although China A-Shares must be designated as eligible to be traded on Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through Stock Connect. Moreover, since all trades of eligible China A-Shares through Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A Portfolio’s China A-Shares are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEX, serving as nominee for the Portfolio. The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

Exchange Traded Funds (“ETFs”). ETFs are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies, and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies.

See “Other Investment Companies.” The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees that increase their cost.

Fixed Income Securities. The Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Adviser or a Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Lower-Rated Fixed Income Securities

Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Portfolio and dividends to shareholders.

A Portfolio may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

There are risks involved in using credit ratings as a method for evaluating lower-rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser monitors the issuers of lower-rated fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to ensure that the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Adviser or a Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.

Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

Foreign Securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return. Without limiting the foregoing, a Portfolio may also enter into Forward Contracts for hedging purposes, to seek to increase total return, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Portfolio may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.

Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity interests by U.S. persons, the Securities and Exchange Commission (the “SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

Hybrid Instruments include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Illiquid and Restricted Securities. Each of the Portfolios may invest no more than 15% of its net assets, determined as of the date of purchase, in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, certain interest rate swaps, currency swaps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. If at any time the Adviser or Subadviser determines that the value of illiquid securities held by a Portfolio exceeds 15% of its net asset value, the Adviser or Subadviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; a Portfolio may, however, hold any such investments for a substantial period of time. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board or Adviser, pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for resale pursuant to Rule 144A under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on notice of seven days or less is regarded as a liquid instrument. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Commercial paper issues in which a Portfolio may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Board delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Board that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Income Trust. An income trust is an investment trust that holds income-producing assets and that has issued units that trade like a stock on an exchange. Income trusts attempt to hold assets that will generate a steady flow of income, such as lease payments from an office building. The income is passed on to the unit holders.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.

Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lenders interpositioned between the Portfolios and the borrower are determined by the Adviser or Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAVs.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Portfolio, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Administration, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s NAV. Only U.S. government interest-only and principal-only securities backed by fixed rate mortgages and determined to be liquid under guidelines and standards established by the Board may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.

Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Options and Futures. Options and Futures (defined below) are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price. Options and Futures are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options may be traded on a national securities exchange or in the OTC market. Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning options, futures and options on futures:

Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options would subject a Portfolio to certain risks. The Adviser’s or Subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if the option had not been used. Other risks of using options include contractions and unexpected movements in the prices of the securities included in the indices underlying the options.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded OTC, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). As the Future is marked to market to reflect changes in its market value, subsequent margin payments, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Future and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

T. Rowe Price may invest the Overlay Component of the SA VCP Index Allocation Portfolio in equity index and fixed income Futures to manage the Portfolio’s expected volatility level. Through the use of Futures, T. Rowe Price may adjust the SA VCP Index Allocation Portfolio’s net equity exposure down to a minimum of 20% or up to a maximum of 100% of the Portfolio’s assets.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, no Portfolio may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio is subject to the above investment restrictions unless the Portfolio has received an order for exemptive relief from the SEC that is applicable to the Portfolio, and the Portfolio takes appropriate steps to comply with any conditions in such order. The SEC has issued an exemptive order to the Trust, which permits certain Portfolios to invest in ETFs and other investment companies beyond the limitations in the 1940 Act, subject to certain terms and conditions. In addition, certain ETFs also have similar exemptive orders. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. See also “Exchange Traded Funds.”

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.

Recent Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, a Portfolio may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33  1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. A Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. Each Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

Each Portfolio may lend securities; however, at the present time no Portfolio engages in securities lending.

Short Sales. Short sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales that are not “against the box.” In such a short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete the short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate, and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Each Portfolio may invest in short-term investments. Common short-term investments include, but are not limited to:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If

ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser or Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

Special Situations. Certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment goals and strategies and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Standby Commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Swaps. Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources (e.g., 1-month USD T-bill for 1-month USD Libor).

Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Currency Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest-rate swaps are either individually negotiated, or certain swaps are standardized and must be executed on an electronic trading facility or exchange and centrally cleared. However, in each case, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. The Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. To the extent interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated or, if centrally cleared, are correlated to the Portfolios’ investment positions, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the Adviser or applicable Subadviser.

Credit Default Swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash-settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally receives the difference in value between the full notional value of the swap and the value of an equal face amount of deliverable obligations of the reference entity based on a settlement mechanic operated by ISDA. As a seller, a Portfolio generally receives an upfront payment or a fixed-rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the settlement amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser/Subadviser, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

For purposes of applying the Portfolios’ investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolios’ investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.

Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously.

Currency Swaps. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A “swaption” is an option to enter into a swap agreement (“Swaption”). Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. The counterparty to an equity swap on a broad based index, as is the case with substantially all swaps, will typically be a registered swap dealer whereas the counterparty to a swap on a single name or narrow index will usually be a bank or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate NAV at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Options on Swaps. Certain Portfolios may enter into Swaptions. A Swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-

protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.

Warrants and Rights. Warrants and rights give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.

These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.

An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s NAV being more sensitive to changes in the value of the underlying investments.

Transactions in options by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, a Portfolio is required to segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (other than a limited category of exempted trades), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivatives dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. With respect to swaps, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next few years. The implementation of these requirements with respect to OTC swaps, along with additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs to the Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules that are not yet finalized (or effective). If the CFTC is successful in this try, the counterparties with which a Portfolio deals may further limit the size or duration of positions available to the Portfolio. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

Also, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Portfolios. If the proposed rule is adopted and goes into effect, it may require the Portfolios to amend their investment strategies in order to continue to invest in, or remain invested in, derivatives.

Asset Coverage for Certain Derivative Transactions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. The Adviser or Subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.

In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements.

Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser or Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,

HIGH RISK BONDS AND SECURITIES RATINGS

High-Yield, High Risk Bonds may present certain risks, which are discussed below:

•

Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.

•

Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

•

Liquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants.

SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY MANAGED FUNDS

The investment goal of the SA Fixed Income Intermediate Index Portfolio is investment results that correspond with the performance of the securities included in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”). The Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

INVESTMENT RESTRICTIONS

The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase.

Fundamental Investment Restrictions Applicable to All Portfolios

Each Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Fundamental Investment Restriction Applicable to SA Goldman Sachs Multi-Asset Insights Portfolio, SA T. Rowe Price Asset Allocation Growth Portfolio and SA VCP Index Allocation Portfolio

7.

Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

Fundamental Investment Restriction Applicable to SA Fixed Income Intermediate Index Portfolio

8.

The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.

The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the

Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Portfolio’s purchases of illiquid securities to 15% of net assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restrictions numbers 7 and 8, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and

repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SA VCP Index Allocation Portfolio does not consider investment companies to be an industry for purposes of this restriction and the investment by the Portfolio in an Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries.

Non-Fundamental Investment Restrictions

In addition to the foregoing, the Portfolios have adopted the following non-fundamental policy, which may be changed by the Board without shareholder approval. Under this non-fundamental policy, a Portfolio may not invest in any illiquid security if, as a result, more than 15% of its net assets would be so invested.

Diversification

Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that the Portfolios may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS OF THE TRUST

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee2,3	Other Directorship(s) Held By Trustee4
Independent Trustees
Garrett F. Bouton Age: 72	Trustee	2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	[70]	Chairman/Director, The LEGG Company (consulting services) (2006-2010).
Carl D. Covitz Age: 78	Trustee	2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	[70]	Director, Arden Realty Inc. (real estate) (1995-2006).

Jane Jelenko Age: 68	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	[70]	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Gilbert T. Ray Age: 72	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	[70]	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (2002-Present); Director, Watson, Wyatt Worldwide (services– management consulting services) (2000-2009); Director, DineEquity (services– restaurant) (2004-Present); Director, Diamond Rock Hospitality (financial– real estate) (2005-Present); Director, Towers Watson & Co. (services– management consulting services) (2010-Present).
Allan L. Sher Age: 85	Trustee	1997 – Present	Retired, Brokerage Executive (1992-Present).	[70]	Director, Bowl America Incorporated (1997-Present).

Bruce G. Willison Age: 68	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	[70]	Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).
Interested Trustee

Peter A. Harbeck* Age: 63	Trustee	2014 – Present	President, CEO and Director, SunAmerica (1995-Present); Director, ACS (1993-Present).	[148]	None

1	Trustees serve until their successors are duly elected and qualified.

2

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: Seasons Series Trust (20 portfolios); SunAmerica Series Trust ([55] portfolios); SunAmerica Specialty Series (8 funds); SunAmerica Money Market Funds, Inc. (1 fund); SunAmerica Income Funds (3 funds); SunAmerica Series, Inc. (6 funds); SunAmerica Equity Funds (2 funds); Anchor Series Trust (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (34 funds); and VALIC Company II (15 funds).

3	Number includes SunAmerica Series Trust ([55] portfolios) and Seasons Series Trust (20 portfolios).
4	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
*	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and is a Director of ACS.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 48	President	2007 – Present	Chief Financial Officer and Director, SunAmerica (2002-Present); Senior Vice President, SunAmerica (2003-Present); Chief Operating Officer, SunAmerica (2006-Present).
Gregory R. Kingston Age: 51	Treasurer	2014 – Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-2014); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 48	Chief Compliance Officer	2017 – Present	Chief Compliance Officer, SunAmerica (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco, Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).
Gregory N. Bressler Age: 50	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 47	Chief Legal Officer, Vice President and Secretary	2015 – Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).
Shawn Parry Age: 44	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Donna McManus Age: 56	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
Matthew J. Hackethal Age: 45	Anti-Money Laundering Compliance Officer	2006 – Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund

Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.

Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has over 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.

Peter A. Harbeck. Mr. Harbeck has served as a Trustee since 2014. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee with respect to 148 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995 and as Director of ACS since 1993.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For SunAmerica Series Trust and Seasons Series Trust (the “Annuity Funds”), an annual fee of $181,750 and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Trustees will be compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board and Mr. Harbeck serves on the Ethics Committee. Members of each Committee serve without compensation, except that Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended January 31, 2017.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the Independent Trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 2 times during the fiscal year ended January 31, 2017.

The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once during the fiscal year ended January 31, 2017.

As of [    ], 2017, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]

Independent Trustees

Garrett F. Bouton	0	0

Carl D. Covitz	0	0

Jane Jelenko	0	0

Gilbert T. Ray	0	0

Allan L. Sher	0	0

Bruce G. Willison	0	0

Interested Trustee

Peter A. Harbeck	0	0

1	Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust as of December 31, 2016.
2	Includes the value of shares beneficially owned by each Trustee in each Portfolio of each of the Trust (50 portfolios) and Seasons Series Trust (20 portfolios) as of December 31, 2016.

As of December 31, 2016, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation Table

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGL or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2017.

TRUSTEE	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES*
Garrett Bouton	$150,580	—	$188,375

Carl D. Covitz	150,580	—	188,375

Jane Jelenko	150,580	—	188,375

Gilbert T. Ray	156,577	—	195,875

Allan L. Sher	160,576	—	200,875

Bruce G. Willison	204,556	—	255,875

*

As of January 31, 2017, the Fund Complex included SunAmerica Series Trust (50 portfolios), SunAmerica Specialty Series (8 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), and Seasons Series Trust (20 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5,185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a wholly-owned subsidiary of AGL, which in turn is an indirect, wholly-owned subsidiary of AIG, a U.S.-based international insurance organization.

AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

Portfolio	Fee Rate (as a % of average daily net asset value)
SA Fixed Income Intermediate Index Portfolio	0.300%

SA Goldman Sachs Multi-Asset Insights Portfolio	0.700% on first $500 million 0.675% on next $500 million 0.665% over $1 billion
SA T. Rowe Price Asset Allocation Growth Portfolio	0.700% on first $400 million 0.685% on next $500 million 0.660% on next $1 billion 0.635% over $1.9 billion
SA VCP Index Allocation Portfolio	0.200% on first $500 million 0.175% over $500 million

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed, through April 30, 2019, to waive its fees and/or reimburse expenses so that the total net operating expenses for the Class 1 and Class 3 shares, as applicable, of each Portfolio do not exceed:

Portfolio	Class 1	Class 3

SA Fixed Income Intermediate Index Portfolio	0.34%	0.59%

SA Goldman Sachs Multi-Asset Insights Portfolio	0.81%	1.06%

SA T. Rowe Price Asset Allocation Growth Portfolio	0.81%	1.06%

SA VCP Index Allocation Portfolio	0.28%	0.53%

For purposes of each Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of the Trust on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitation in effect at the time the waivers and/or reimbursements occurred. Each agreement may be modified or discontinued prior to April 30, 2019, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.

SUBADVISORY AGREEMENTS

GSAM and T. Rowe Price act as Subadvisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers’ fees.

GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the

Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreements, the Subadvisers are not liable to their respective Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Subadvisory Fees

The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

Subadviser	Portfolio	Annual Fee (as a % of the average daily net assets the Subadviser Manages in the Portfolio)
GSAM	SA Goldman Sachs Multi-Asset Insights Portfolio	0.350% on first $250 million 0.330% on next $250 million 0.310% on next $500 million 0.300% over $1 billion
T. Rowe Price	SA T. Rowe Price Asset Allocation Growth Portfolio

0.350% on first $200 million

0.325% reset at $200 million

0.325% next $300 million

0.310% reset at $500 million

0.310% next $500 million

0.285% reset at $1 billion

0.260% next $1 billion

0.260% reset at $2 billion

	SA VCP Index Allocation Portfolio[1]	0.075% on first $500 million 0.050% over $500 million

1	The subadvisory fee applies only to the assets in the Overlay Component of the Portfolio.

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of [    ], 2017 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in parentheses.

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of [ ], 2017)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
SunAmerica	Bayar Algieri, Jane Campion, Timothy Loeffler, Douglas Sheridan, Andrew Singh, Manisha	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]
GSAM	Chan, Raymond Lvoff, Christopher Xin, Lucy	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]	[ ] [ ] [ ]
T. Rowe Price	Dreyer, Anna A. Panariello, Robert Shriver, Charles M. Thompson, Toby M.	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ]

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

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Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers’ codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers’ codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.

SunAmerica. Portfolio Managers’ compensation is a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the Portfolio Managers’ responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize Portfolio Managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ Prospectus.

GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the SA Goldman Sachs Multi-Asset Insights Portfolio is the [            ].

The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

T. Rowe Price. Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the appropriate benchmark(s) for the investment product, as well as comparably managed investment strategies of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a Portfolio Manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.

The compensation structure is used for all portfolios managed by the Portfolio Manager.

Ownership of Portfolio Managers

As of the date of this SAI, the Portfolios had not commenced operations. Accordingly, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios have any ownership interest in a Portfolio that they manage.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the Class 1 Plan and Class 3 Plan. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

[Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Certain of the Portfolio’s investments in MLPs may be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

A Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, that Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by such Portfolio in computing its taxable income.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

[Distributions received by the SA VCP Index Allocation Portfolio from an Underlying Portfolio within the Fund-of-Funds Component attributable to the Underlying Portfolio’s investment company taxable income, including short-term capital gains, are taxable as dividend income to the Portfolio and will not be offset by the Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of the Portfolio. Distributions received by the Portfolio from an Underlying Portfolio attributable to the excess of the Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to the Portfolio, regardless of how long the Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by the Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.]

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

[With respect to the SA VCP Index Allocation Portfolio, each Underlying Portfolio of the Fund-of-Funds Component intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolio. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolio.]

A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

Certain Portfolios that invest in REITs may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S.

shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests:(a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, taxable annuity payments, and net gain from investments, of U.S. individuals with incomes exceeding $200,000 ($250,000, if married filing jointly), and estates and trusts.

A 30% withholding tax is currently imposed on dividends, interest, taxable annuity payments, and other income items paid, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Distributions to certain foreign shareholders by a Portfolio at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury Regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that did not own more than 5% of any class of stock of the Portfolio at any time during the previous one-year period. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Portfolio generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Portfolio’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held 5% or less of any class of stock of the Portfolio at any time during the five-year period ending on the date of the sale or redemption.

Provided that more than 50% of the value of a Portfolio’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Portfolio to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Portfolio’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of distribution.]

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers only Class 1 and Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.

Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. Neither Class 1 nor Class 3 shares are currently being charged distribution fees.

As of the date of this SAI, no shareholders owned, of record or beneficially, 5% or more of a Portfolio’s shares.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board is responsible for the share valuation process and has adopted a policy and procedure (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Forward Contracts are valued at the 4:00 p.m. Eastern Time forward-rate. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers. Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market. Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.

EXECUTION OF PORTFOLIO TRANSACTIONS

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

A factor in the selection of brokers is the receipt of research services—analyses and reports concerning issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.

The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or a Subadviser places the Trust’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or a Subadviser in connection with the Trust and could be useful and of value to the Adviser or a Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or a Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Certain dealers effecting “risk-less principal” transactions in the OTC market may, however, charge a stated commission on such transactions. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

Commission Recapture Program. Effective December 1, 2004, the Trust implemented a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

Brokerage Commissions

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

[It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.]

FINANCIAL STATEMENTS

As the Portfolios have not commenced operations as of the date of this SAI, no financial information is available.

GENERAL INFORMATION

Custodian

State Street, One Lincoln Street, Boston, Massachusetts, 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust, Anchor Series Trust and Seasons Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Independent Registered Public Accounting Firm and Legal Counsel

[            ], is the Trust’s independent registered public accounting firm. [             ] performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

Disclosure of Portfolio Holdings Policies and Procedures

The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter. In addition, the Trust’s complete holdings information will be made available on the Trust’s website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted approximately 30 days after the month end.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/funds or online through the internet websites of the life insurance companies offering the Portfolios as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.

The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.

Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.

•

Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.

•

[                ]. [                ] is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. [    ] does not disclose to third parties information regarding the Portfolios’ holdings.

•

Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.

•

State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•

Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•

Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•

S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•

Bloomberg LP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•

Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•

Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•

Zeno Consulting Group (formerly, Plexus Group) (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SunAmerica’s contract with Zeno includes a confidentiality clause.

•

Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.

•

Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.

•

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments and at least one person with respect to SunAmerica who oversees Subadvisers (with respect to the Portfolios, the discretion over which is delegated to a Subadviser), or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes.

Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Portfolios generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a Subadviser of a Portfolio, or other sources. SunAmerica, or a Subadviser of a Portfolio, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, each Portfolio’s shareholders.

Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;** and

•	Vote on a case-by-case basis on equity compensation plans.

*

Only applicable to index and passively managed funds in the Fund Complex. The boards of the funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

**

The boards of the funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the Adviser and/or a Subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the Adviser will use its reasonable efforts to recall the security.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Independent Trustee, time permitting, before casting the vote to ensure that the Portfolio votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of a Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this SAI do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Ratings Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Bond Fund (bf) Ratings

Bond Fund Ratings are opinions of the credit quality of investments within mutual funds and similar investment vehicles which principally invest in medium- and long-term fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund. Other risks, such as liquidity, operational, interest rate, currency and any other market risk, are excluded from the rating. In addition, as the ratings are intended to represent opinions on a fund’s underlying assets, they specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.

Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund (mf) Ratings

Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.

Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program

(including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Active Qualifiers

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers (No longer applied or outstanding)

*

This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch International Issuer Long-Term Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ ‘expects to rate’ language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The ‘expects to rate’ will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings

Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings	Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings	Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions

Affirmed	The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.
Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade	The rating has been lowered in the scale.
Matured	This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.
Paid-In-Full	This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.
New Rating	Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.
Prerefunded	Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.
Publish	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.
Upgrade	The rating has been raised in the scale.
Withdrawn	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Amended and Restated Declaration of Trust dated December 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

	(ii)	Amended and Restated Establishment and Designation of Series.*

(b)		Amended and Restated By-Laws dated December 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management, LLC (“SunAmerica”) dated January 1, 1999, as amended.*

	(ii)	Subadvisory Agreement between SunAmerica and Alliance Capital Management L.P. dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iii)	Amendment to the Subadvisory Agreement between SunAmerica and Alliance Capital Management L.P. dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(iv)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Alliance Capital Management L.P. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(v)	Amendment No. 3 to the Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated October 3, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(vi)	Amendment No. 4 to the Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated January 23, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

	(vii)	Form of Amendment No. 5 to the Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated July 16, 2012. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

	(viii)	Amendment No. 6 to the Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated December 19, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(ix)	Amendment No. 7 to the Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P. dated November 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(x)	Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(xi)	Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC dated September 8, 2015. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(xii)	Subadvisory Agreement between SunAmerica and Columbia Management Investment Advisers, LLC dated May 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xiii)	Subadvisory Agreement between SunAmerica and Dimensional Fund Advisors LP dated May 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(xiv)	Subadvisory Agreement between SunAmerica and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

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(xv)	Amendment to Subadvisory Agreement between SunAmerica and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xvi)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated February 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xvii)	Amendment No. 3 to Subadvisory Agreement between SunAmerica and Federated Investment Management Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xviii)	Subadvisory Agreement between SunAmerica and FIAM LLC (formerly, Pyramis Global Investors, LLC) dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(xix)	Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated August 28, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xx)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxi)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxii)	Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xxiii)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxiv)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxv)	Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management L.P.*

(xxvi)	Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated June 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxvii)	Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxviii)	Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xxix)	Amendment to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xxx)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xxxi)	Amendment No. 3 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxii)	Amendment No. 4 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated November 15, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

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(xxxiii)	Amendment No. 5 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 14, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxxiv)	Amendment No. 6 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(xxxv)	Subadvisory Agreement between SunAmerica and Janus Capital Management LLC dated June 30, 2016. Incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on November 18, 2016.

(xxxvi)	Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.

(xxxvii)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 13, 2008.

(xxxviii)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xxxix)	Amendment No. 3 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

(xl)	Amendment No. 4 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2015.

(xli)	Amendment No. 5 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(xlii)	Amendment No. 6 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 24, 2015.

(xliii)	Subadvisory Agreement, as amended, between SunAmerica and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(xliv)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

(xlv)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xlvi)	Amendment No. 3 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(xlvii)	Amendment No. 4 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(xlviii)	Amendment No. 5 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc. dated October 17, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(xlix)	Subadvisory Agreement between SunAmerica and OppenheimerFunds, Inc. dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(l)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and OppenheimerFunds, Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(li)	Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”) dated May 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

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(lii)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and PIMCO dated March 21, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(liii)	Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC dated March 29, 2010. Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2010.

(liv)	Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC dated December 6, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(lv)	Subadvisory Agreement between SunAmerica and QS Investors, LLC.*

(lvi)	Sub-subadvisory Agreement between QS Investors, LLC and Brandywine Global Investment Management, LLC.*

(lvii)	Sub-subadvisory Agreement between QS Investors, LLC and ClearBridge Investments, LLC.*

(lviii)	Sub-subadvisoryAgreement between QS Investors, LLC and Western Asset Management Company.*

(lix)	Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc. dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(lx)	Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd. dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(lxi)	Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(lxii)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc.*

(lxiii)	Subadvisory Agreement between SunAmerica and Templeton Investment Counsel, LLC dated August 1, 2002. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

(lxiv)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Templeton Investment Counsel, LLC dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(lxv)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Templeton Investment Counsel, LLC dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(lxvi)	Subadvisory Agreement between SunAmerica and The Boston Company Asset Management, LLC dated May 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(lxvii)	Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(lxviii)	Amendment No. 1 to Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

(lxix)	Amendment No. 2 to Subadvisory Agreement between SunAmerica and Wells Capital Management Incorporated dated July 20, 2009. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2010.

(lxx)	Master-Feeder Addendum to Investment Advisory and Management Agreement, as amended, dated October 15, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxxi)	Advisory Fee Waiver Agreement, as amended, dated October 15, 2012—Feeders. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxxii)	Amended and Restated Advisory Fee Waiver Agreement for the Emerging Markets Portfolio dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxxiii)	Advisory Fee Waiver Agreement for the Capital Growth Portfolio dated May 1, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxxiv)	Amended and Restated Advisory Fee Waiver Agreement for the Equity Index Portfolio dated December 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

4

	(lxxv)	Advisory Fee Waiver Agreement for the SA JPMorgan MFS Core Bond Portfolio dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

	(lxxvi)	Fee Waiver Agreement for the SA Legg Mason BW Large Cap Value Portfolio dated September 8, 2015. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(lxxvii)	Fee Waiver Agreement for the SunAmerica Dynamic Allocation Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

	(lxxviii)	Fee Waiver Agreement for the SunAmerica Dynamic Strategy Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

	(lxxix)	Fee Waiver Agreement for the SA Janus Focused Growth Portfolio dated June 30, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(e)		Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. dated May 21, 2002. Incorporated herein by reference to the Registrant’s Form N-14 filed August 21, 2003.

(f)		Inapplicable.

(g)	(i)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

	(ii)	Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 13, 2006.

(h)	(i)	Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

	(ii)	Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

	(iii)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

	(iv)	Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(v)	Form of Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vi)	Form of Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 17, 2009.

	(vii)	Fund Participation Agreement with AIG SunAmerica Life Assurance Company dated September 1, 2006 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(viii)	Amendment No. 1 to the Participation Agreement with SunAmerica Life Assurance Company dated April 1, 2011 (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(ix)	Form of Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(x)	Fund Participation Agreement with First SunAmerica Life Insurance Company dated September 1, 2006 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(xi)	Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company dated April 1, 2011 (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(xii)	Form of Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the City of New York (Master Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

	(xiii)	Form of Participation Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

5

(xiv)	Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xv)	Form of Participation Agreement between The Variable Annuity Life Insurance Company and the Registrant dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 24, 2015.

(xvi)	Form of Participation Agreement between The Variable Annuity Life Insurance Company, the Registrant, American Funds Insurance Series and Capital Research and Management Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 24, 2015.

(xvii)	Form of Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xviii)	Amendment No. 1 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xix)	Amendment No. 2 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xx)	Amendment No. 3 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxi)	Amendment No. 4 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(xxii)	Amendment No. 5 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(xxiii)	Amendment No. 6 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(xxiv)	Form of Amendment No. 7 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form-N-1A (File No. 811-7238) filed on April 28, 2017.

(xxv)	Form of Amendment No. 8 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant.*

(xxvi)	Form of Shareholder Services Agreement between First SunAmerica Life Insurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(xxvii)	Amendment No. 1 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

(xxviii)	Amendment No. 2 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(xxix)	Amendment No. 3 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxx)	Form of Amendment No. 4 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(xxxi)	Amendment No. 5 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

(xxxii)	Amendment No. 6 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

6

(xxxiii)	Form of Amendment No. 7 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form-N-1A (File No. 811-7238) filed on April 28, 2017.

(xxxiv)	Form of Amendment No. 7 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant.*

(xxxv)	Form of Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

(xxxvi)	Amendment No. 1 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

(xxxvii)	Form of Amendment No. 2 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form-N-1A (File No. 811-7238) filed on April 28, 2017.

(xxxviii)	Form of Amendment No. 3 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant.*

(xxxix)	Indemnification Agreement between the Registrant and Garrett F. Bouton. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

(xl)	Indemnification Agreement between the Registrant and Carl D. Covitz. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xli)	Indemnification Agreement between the Registrant and Jane Jelenko. Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 12, 2007.

(xlii)	Indemnification Agreement between the Registrant and Allan L. Sher. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xliii)	Indemnification Agreement between the Registrant and Gilbert T. Ray. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xliv)	Indemnification Agreement between the Registrant and Bruce G. Willison. Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(xlv)	Expense Limitation Agreement between the Registrant, on behalf of the SA BlackRock VCP Global Multi Asset Portfolio, and SunAmerica dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(xlvi)	Expense Limitation Agreement between the Registrant, on behalf of the SA Fixed Income Index Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(xlvii)	Expense Limitation Agreement between the Registrant, on behalf of the SA Fixed Income Intermediate Index Portfolio, and SunAmerica.*

(xlviii)	Expense Limitation Agreement between the Registrant, on behalf of the SA Goldman Sachs Multi-Asset Insights Portfolio, and SunAmerica.*

(xlix)	Expense Limitation Agreement between the Registrant, on behalf of the SA Index Allocation 60/40 Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(l)	Expense Limitation Agreement between the Registrant, on behalf of the SA Index Allocation 80/20 Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(li)	Expense Limitation Agreement between the Registrant, on behalf of the SA Index Allocation 90/10 Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(lii)	Expense Limitation Agreement between the Registrant, on behalf of the SA International Index Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(liii)	Expense Limitation Agreement between the Registrant, on behalf of the SA Legg Mason Tactical Opportunities Portfolio, and SunAmerica.*

(liv)	Expense Limitation Agreement between the Registrant, on behalf of the SA Mid Cap Index Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

(lv)	Expense Limitation Agreement between the Registrant, on behalf of the SA Schroders VCP Global Allocation Portfolio, and SunAmerica dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(lvi)	Expense Limitation Agreement between the Registrant, on behalf of the SA Small Cap Index Portfolio, and SunAmerica dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

7

(lvii)	Expense Limitation Agreement between the Registrant, on behalf of the SA T. Rowe Price Asset Allocation Growth Portfolio, and SunAmerica.*

(lviii)	Expense Limitation Agreement between the Registrant, on behalf of the SA T. Rowe Price VCP Balanced Portfolio, and SunAmerica dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

(lix)	Expense Limitation Agreement between the Registrant, on behalf of the SA VCP Index Allocation Portfolio, and SunAmerica.*

(lx)	Expense Limitation Agreement between the Registrant, on behalf of the SunAmerica Dynamic Allocation Portfolio, and SunAmerica dated January 23, 2012. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(lxi)	Expense Limitation Agreement between the Registrant, on behalf of the SunAmerica Dynamic Strategy Portfolio, and SunAmerica dated July 16, 2012. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

(lxii)	Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of the SunAmerica Dynamic Strategy Portfolio, and SunAmerica dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxiii)	Expense Limitation Agreement between the Registrant, on behalf of the Protected Asset Allocation SAST Portfolio, and SunAmerica dated October 15, 2012. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxiv)	Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of the VCPSM Managed Asset Allocation SAST Portfolio, and SunAmerica dated January 31, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxv)	Form of Expense Limitation Agreement between the Registrant, on behalf of the VCP Total Return BalancedSM Portfolio, and SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxvi)	Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of the VCP Total Return BalancedSM Portfolio, and SunAmerica dated April 30, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

(lxvii)	Form of Expense Limitation Agreement between the Registrant, on behalf of the VCPSM Value Portfolio, and SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

(lxviii)	Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of the VCPSM Value Portfolio, and SunAmerica dated May 25, 2016. Incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on November 18, 2016.

(lxix)	Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

(lxx)	Opinion and Consent of Counsel Bingham McCutchen. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(lxxi)	Opinion and Consent of Counsel Bingham McCutchen – Foreign Value & Small & Mid Cap Value Portfolios Class 1. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(lxxii)	Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Allocation Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 20, 2012.

(lxxiii)	Opinion and Consent of Counsel Bingham McCutchen – SunAmerica Dynamic Strategy Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on June 29, 2012.

(lxxiv)	Opinion and Consent of Counsel Bingham McCutchen – Protected Asset Allocation SAST Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on October 2, 2012.

(lxxv)	Opinion and Consent of Counsel Bingham McCutchen – VCP Total Return Balanced and VCP Value Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

8

	(lxxvi)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(lxxvii)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – American Funds® Asset Allocation SAST Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth SAST Portfolio, American Funds® Growth-Income SAST Portfolio, SunAmerica Dynamic Allocation Portfolio, SunAmerica Dynamic Strategy Portfolio, VCPSM Managed Asset Allocation SAST Portfolio, VCP Total Return BalancedSM Portfolio and VCPSM Value Portfolio (Class 1 Shares). Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(lxxviii)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP – SA BlackRock VCP Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on May 11, 2016.

	(lxxix)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP — SA Fixed Income Index Portfolio, SA International Index Portfolio, SA Mid Cap Index Portfolio, SA Small Cap Index Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio and SA Index Allocation 90/10 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 1, 2017.

	(lxxx)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP — SA Large Cap Index Portfolio (Class 3). Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement on Form-N-1A (File No. 811-7238) filed on April 28, 2017.

	(lxxxi)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP — SA Legg Mason Tactical Opportunities Portfolio.*

	(lxxxii)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP.*

(j)		Consent of Willkie Farr & Gallagher LLP.*

(k)		Inapplicable.

(l)		Inapplicable.

(m)	(i)	Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated September 26, 2016.*

	(ii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended, dated January 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(iii)	Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated February 1, 2017.*

(n)		Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (file No. 811-7238) filed on August 1, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics of SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

	(ii)	Code of Ethics of AllianceBernstein, LP. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2013.

	(iii)	Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(iv)	Code of Ethics of Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(v)	Code of Ethics of Columbia Management Investment Advisers, LLC. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(vi)	Code of Ethics of Dimensional Fund Advisors, LP. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(vii)	Code of Ethics of Federated Investors, Inc. Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2010.

	(viii)	Code of Ethics of FIAM LLC (formerly, Pyramis Global Investors, LLC). Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2016.

	(ix)	Code of Ethics of Franklin-Templeton Investments. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

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	(x)	Code of Ethics of Goldman Sachs Asset Management International. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xi)	Code of Ethics of Goldman Sachs Asset Management L.P.*

	(xii)	Code of Ethics of Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xiii)	Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xiv)	Code of Ethics of Janus Capital Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 26, 2017.

	(xv)	Code of Ethics of Massachusetts Financial Services Company. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 18, 2008.

	(xvi)	Code of Ethics of Morgan Stanley Investment Management. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xvii)	Code of Ethics of OppenheimerFunds, Inc. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

	(xviii)	Code of Ethics of PIMCO. Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 22, 2010.

	(xix)	Code of Ethics of PineBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

	(xx)	Code of Ethics of Putnam Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 23, 2012.

	(xxi)	Code of Ethics of QS Investors, LLC.*

	(xxii)	Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xxiii)	Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on January 13, 2016.

	(xxiv)	Code of Ethics of The Boston Company Asset Management, LLC. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 25, 2014.

	(xxv)	Code of Ethics of Well Capital Management Incorporated. Incorporated herein by reference to Post- Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 16, 2007.

	(xxvi)	Code of Ethics of American Funds. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

	(xxvii)	Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on April 21, 2011.

(q)		Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on February 17, 2015.

*	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company and The United States Life Insurance Company in the City of New York.

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Item 30.	Indemnification.

Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of the Investment Adviser.

SunAmerica Asset Management, LLC (“SunAmerica”), the investment adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

Any other business, profession, vocation or employment of a substantial nature in which each director or officer of SunAmerica is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name	Position with SunAmerica	Principal Business(es) During Last Two Fiscal Years
Peter A. Harbeck	Chief Executive Officer, President & Officer	Director, AIG Capital Services, Inc.; Director, SunAmerica Fund Services, Inc.; Chairman, Advisor Group, Inc.

John T. Genoy	Director, Senior Vice-President, Chief Financial & Chief Operations Officer	Vice President, AIG Capital Services, Inc.; Vice President, Chief Financial Officer & Controller, SunAmerica Fund Services, Inc.

Gregory N. Bressler	Senior Vice-President, General Counsel, Chief Legal Officer & Assistant Secretary	None.

Matthew J. Hackethal	Chief Compliance Officer	None.

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Name	Position with SunAmerica	Principal Business(es) During Last Two Fiscal Years
Christine Nixon	Director & Secretary	Senior Vice President, General Counsel & Secretary, SAFG Retirement Services, Inc.; Director & Secretary, Advisory Group, Inc.; Senior Vice President & Secretary, American General Life Insurance Company; Senior Vice President, General Counsel & Secretary, The United States Life Insurance Company in the City of New York.

Kara M. Murphy	Senior Vice-President & Chief Investment Officer	None.

AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Columbia Management Investment Advisers, LLC, Dimensional Fund Advisors LP, Federated Investment Management Company, FIAM LLC (formerly, Pyramis Global Advisors, LLC), Franklin Advisory Services, LLC, Goldman Sachs Asset Management International, Goldman Sachs Asset Management L.P., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, QS Investors, LLC, Schroder Investment Management North America, Inc., T. Rowe Price Associates, Inc., Templeton Investment Counsel, LLC, The Boston Company Asset Management, LLC and Wells Capital Management Incorporated as the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.

File No.
SunAmerica Asset Management, LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management, LLC	801-56972
Brandywine Global Investment Management, LLC	801-27797
Columbia Management Investment Advisers, LLC	801-25943
Dimensional Fund Advisors LP	801-16283
Federated Investment Management Company	801-34612
FIAM LLC (formerly, Pyramis Global Advisors, LLC)	801-63658
Franklin Advisory Services, LLC	801-51967
Goldman Sachs Asset Management International	801-38157
Goldman Sachs Asset Management L.P.	801-37591
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management, LLC	801-7974
QS Investors, LLC	801-70974
Schroder Investment Management North America, Inc.	801-15834
T. Rowe Price Associates, Inc.	801-856
Templeton Investment Counsel, LLC	801-15125
The Boston Company Asset Management, LLC	801-6829
Wells Capital Management Incorporated	801-21122

Item 32.	Principal Underwriters.

AIG Capital Services, Inc. (f/k/a SunAmerica Capital Services, Inc.) serves as Principal Underwriter for the Trust.

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Item 33.	Location of Accounts and Records.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

SunAmerica Asset Management, LLC is located at Harborside 5, 185 Hudson Street, Suite 3200, Jersey City, New Jersey 07311, at 2919 Allen Parkway, Houston, Texas 77019 and at 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.

AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York 10105.

BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, NJ 08540-6455.

Brandywine Global Investment Management, LLC is located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, Massachusetts 02110.

Dimensional Fund Advisors LP is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Franklin Advisory Services, LLC is located at 55 Challenger Road, Ridgefield Park, New Jersey 07660.

Goldman Sachs Asset Management International is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England.

Goldman Sachs Asset Management L.P. is located at 200 West Street, New York, New York 10282.

Invesco Advisers, Inc. is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309

J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.

Janus Capital Management, LLC is located at 151 Detroit Street, Denver, Colorado 80206.

Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts 02199.

Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.

OppenheimerFunds, Inc. is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, CA 92660.

PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.

Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts 02109.

QS Investors, LLC is located at 880 Third Avenue, 7th Floor, New York, New York 10022.

Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, NY 10022.

T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC is located at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

The Boston Company Asset Management, LLC is located at One Boston Place, Boston, Massachusetts 02108.

Wells Capital Management Incorporated is located at 525 Market Street, San Francisco, California 94105.

Each of SunAmerica and the Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

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Item 34.	Management Services.

Inapplicable.

Item 35.	Undertakings.

Inapplicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 99 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 21st day of July, 2017.

SunAmerica Series Trust (Registrant)

By:	/s/ JOHN T. GENOY
John T. Genoy President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ JOHN T. GENOY John T. Genoy	President (Principal Executive Officer)	July 21, 2017

/s/ GREGORY R. KINGSTON Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	July 21, 2017

* Bruce G. Wilson	Trustee and Chairman

* Garrett F. Bouton	Trustee

* Carl D. Covitz	Trustee

* Peter A. Harbeck	Trustee

* Jane Jelenko	Trustee

* Gilbert T. Ray	Trustee

* Allan L. Sher	Trustee

* By:	/s/ LOUIS O. DUCOTE	July 21, 2017
Louis O. Ducote Attorney-in-Fact

*	Pursuant to a Power of Attorney previously filed.

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